UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 30, 2016
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated April 5, 2016, entitled “Darden Restaurants Reports Fiscal 2016 Third Quarter Results; Reports Positive Same-Restaurant Sales for all Brands; and Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Arrangements for Chief Financial Officer
On March 30, 2016, the Compensation Committee of the Board of Directors of the Company (the “Board”) approved new compensation arrangements for Ricardo Cardenas, Senior Vice President and Chief Financial Officer of the Company, in connection with his appointment to that position by the Board on March 9, 2016. Mr. Cardenas’ base salary will be $560,000. Mr. Cardenas’ target annual bonus under the Company’s annual cash incentive program will be 80% of his annual base salary, prorated for fiscal 2016. The new salary and bonus arrangements were made retroactively effective to the commencement of his new position on March 9, 2016. Mr. Cardenas’ new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $1,000,000.
Compensation Arrangements for President, Olive Garden and Executive Vice President, Darden Restaurants
On March 30, 2016, the Compensation Committee of the Board approved new compensation arrangements for David C. George, President, Olive Garden and Executive Vice President, Darden Restaurants, in connection with his expanded role and appointment to that position with the Company approved by the Board on March 9, 2016. Mr. George’s base salary will be $625,000. Mr. George’s target annual bonus under the Company’s annual cash incentive program will be 100% of his annual base salary, prorated for fiscal 2016. The new salary and bonus arrangements were made retroactively effective to the commencement of his new role on March 9, 2016. Mr. George’s target annual equity grant under the Company’s long-term incentive program was not changed.
Compensation Arrangements for Chief Executive Officer
On March 31, 2016, the Board approved new compensation arrangements for Eugene I. Lee, Jr., President and Chief Executive Officer of the Company. Mr. Lee’s base salary will be $1,000,000 and Mr. Lee’s target annual bonus under the Company’s annual cash incentive program will be 125% of his annual base salary, prorated for fiscal 2016. The new salary and bonus arrangements were effective immediately on March 31, 2016. Mr. Lee’s new target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $4,000,000.
Resignation of Jeffrey C. Smith from Board of Directors
On April 4, 2016, Jeffrey C. Smith, Chairman of the Board, informed the Board of his decision to resign from the Board effective immediately. Mr. Smith’s resignation was not a result of a disagreement with the Company, its management or the Board. The Company’s press release announcing Mr. Smith’s resignation is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1
News release dated April 5, 2016, entitled “Darden Restaurants Reports Fiscal 2016 Third Quarter Results; Reports Positive Same-Restaurant Sales for all Brands; and Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year.”

99.2	News release dated April 5, 2016, entitled “Darden Announces Resignation of Jeffrey C. Smith from Board of Directors; Charles M. Sonsteby Elected Chairman.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Eugene I. Lee, Jr.
Eugene I. Lee, Jr.
President and Chief Executive Officer
Date: April 5, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
News release dated April 5, 2016, entitled “Darden Restaurants Reports Fiscal 2016 Third Quarter Results; Reports Positive Same-Restaurant Sales for all Brands; and Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year.”

99.2	News release dated April 5, 2016, entitled “Darden Announces Resignation of Jeffrey C. Smith from Board of Directors; Charles M. Sonsteby Elected Chairman.”

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